UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026 (May 27, 2026)

FedEx Freight Holding Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-43059

Delaware	39-3560171
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8285 Tournament Drive Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 560-0784

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDXF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 1, 2026, FedEx Freight Holding Company, Inc., a Delaware corporation (“FedEx Freight” or the “Company”) completed its spin-off from FedEx Corporation, a Delaware corporation (“FedEx”), into a new, publicly traded company (the “Spin-Off”). FedEx Freight, or subsidiaries thereof, have entered into the following agreements with FedEx, or subsidiaries thereof, in connection with the Spin-Off in order to govern the ongoing relationship between the Company and FedEx after the Spin-Off and to facilitate an orderly transition.

Separation and Distribution Agreement

On May 28, 2026, the Company and FedEx entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) that sets forth the agreements between FedEx and FedEx Freight regarding the principal actions taken in connection with the Spin-Off, including those related to the series of internal reorganization transactions that FedEx undertook prior to the Spin-Off, pursuant to which FedEx Freight holds, through its subsidiaries, the FedEx Freight business, and the distribution of 80.1% of the issued and outstanding shares of FedEx Freight common stock to FedEx’s stockholders pursuant to the Spin-Off. It also sets forth other agreements that govern certain aspects of the Company’s relationship with FedEx following the Spin-Off. A summary of the Separation and Distribution Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with FedEx—Separation and Distribution Agreement” in FedEx Freight’s Information Statement included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 13, 2026 (the “Information Statement”), which summary is incorporated herein by reference.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation and Distribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Transition Services Agreement

On May 31, 2026, the Company and FedEx entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which each of FedEx and FedEx Freight will provide certain transitional services to the other. The services, including certain support functions such as order creation, customer data management, marketing, clearance, data and analytics, and other functions, as well as the technology operations and support technologies required for those functions, will be provided for a limited time, generally for no longer than two years following the Effective Time (as defined below), and will be provided for specified fees, which are generally based on existing allocation models and/or on a cost/cost-plus basis.

The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Tax Matters Agreement

On May 31, 2026, the Company and FedEx entered into a Tax Matters Agreement (the “Tax Matters Agreement”) that governs the parties’ respective rights, responsibilities, and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes. A summary of the Tax Matters Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with FedEx—Tax Matters Agreement” in the Information Statement, which summary is incorporated herein by reference.

The foregoing description of the Tax Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Employee Matters Agreement

On May 31, 2026, the Company and FedEx entered into an Employee Matters Agreement (the “Employee Matters Agreement”) that addresses employment and employee compensation and benefits matters, including with respect to severance, workers’ compensation, paid time off, and sharing of employee records and information. The Employee Matters Agreement also addresses the allocation and treatment of assets and liabilities relating to FedEx and FedEx Freight current and former employees and the assets and liabilities of the compensation and benefit plans and programs in which the current and former employees participate. A summary of the Employee Matters Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with FedEx— Employee Matters Agreement” in the Information Statement, which summary is incorporated herein by reference.

The foregoing description of the Employee Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employee Matters Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Intellectual Property Cross-License Agreement

On May 31, 2026, FDXF Holding Corporation, a Delaware corporation and wholly owned subsidiary of FedEx Freight (“Freight Holding”), on the one hand, and FedEx, Federal Express Corporation, a Delaware corporation and wholly owned subsidiary of FedEx (“Federal Express”), and FedEx Dataworks, Inc., a Delaware corporation and wholly owned subsidiary of FedEx (“FedEx Dataworks”), on the other hand, entered into the Intellectual Property Cross-License Agreement (the “Intellectual Property Cross-License Agreement”), pursuant to which Freight Holding, on the one hand, and each of FedEx, Federal Express, and FedEx Dataworks, on the other hand, will grant and receive licenses to and from each other in respect of certain patents, know-how, and copyrights. The Intellectual Property Cross-License Agreement will remain in effect on a licensed-patent-by-licensed-patent and licensed-copyright-by-licensed-copyright basis until expiration, invalidation, or abandonment thereof and with respect to all other licensed intellectual property, in perpetuity. The Intellectual Property Cross-License Agreement will generally not be terminable. In addition, the agreement is not assignable by either party without the other party’s consent other than to (i) an affiliate or (ii) a third party in connection with the sale, separation, divestiture, disposition, or other ceasing to control of the applicable portion of the assets or businesses of the licensee to which the Intellectual Property Cross-License Agreement relates.

The foregoing description of the Intellectual Property Cross-License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intellectual Property Cross-License Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Trademark License Agreement

On May 31, 2026, Freight Holding and Federal Express entered into the Trademark License Agreement (the “Trademark License Agreement”) that provides Freight Holding with a license to continue to use certain names, trademarks, and brands owned by Federal Express or its affiliates, including the “FedEx Freight” name and mark, in connection with the FedEx Freight business as conducted prior to the Effective Time in the United States, Canada, and Mexico. The license granted to Freight Holding under the Trademark License Agreement will be for an initial term of five years from the Effective Time, and will automatically renew annually in one-year increments for up to an additional five years unless either party provides the other with notice of its election not to renew, and will not otherwise be terminable by Federal Express other than in connection with a material uncured breach by Freight Holding, bankruptcy of Freight Holding, or a change of control of FedEx Freight or Freight Holding. In addition, the agreement is not assignable by Freight Holding without the consent of Federal Express.

The foregoing description of the Trademark License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trademark License Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Stockholder and Registration Rights Agreement

On May 31, 2026, the Company and FedEx entered into a Stockholder and Registration Rights Agreement (the “Stockholder and Registration Rights Agreement”), pursuant to which FedEx Freight has agreed that, upon the request of FedEx, it will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of FedEx Freight common stock retained by FedEx. In addition, FedEx has agreed to vote any shares of FedEx Freight common stock that it retains immediately after the Spin-Off in proportion to the votes cast by FedEx Freight’s other stockholders. In connection with such agreement, FedEx has granted FedEx Freight a proxy to vote its shares of FedEx Freight common stock in such proportion. This proxy, however, will be automatically revoked as to any particular share upon any sale or transfer of such share from FedEx to a person other than FedEx, and neither the Stockholder and Registration Rights Agreement nor the proxy will limit or prohibit any such sale or transfer.

The foregoing description of the Stockholder and Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholder and Registration Rights Agreement, a copy of which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on January 15, 2026, the Company entered into (a) a five-year revolving credit facility in an aggregate committed amount of $1.2 billion (including a letter of credit sub-facility in an aggregate face amount of up to $50 million) (the “Revolving Credit Facility”) and (b) a three-year delayed draw term loan facility in the aggregate principal amount of $600 million (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”).

On May 27, 2026, the Company drew down the full $600 million available under the Term Loan Facility. Substantially all of the proceeds from the Term Loan Facility were used to finance the payment of the Cash Dividend (as defined below).

The description of the Credit Facilities is set forth under Item 1.01 in FedEx’s Current Report on Form 8-K filed with the SEC on January 16, 2026 (the “Prior Financing 8-K”), which description is incorporated herein by reference. The foregoing description of the Credit Facilities does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Facilities, copies of which were filed as Exhibits 10.1 and 10.2 to the Prior Financing 8-K and are incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth below under Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Immediately prior to the consummation of the Spin-Off, the Company was a wholly owned subsidiary of FedEx. Effective as of 12:01 a.m., Central Time, on June 1, 2026 (the “Effective Time”), FedEx completed the Spin-Off through the distribution by FedEx of 80.1% of the outstanding shares of FedEx Freight common stock on a pro rata basis to the holders of FedEx common stock. Each FedEx stockholder received one share of FedEx Freight common stock for every two shares of FedEx common stock held of record as of the close of business on May 15, 2026. FedEx’s stockholders will receive cash in lieu of fractional shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Resignation of Directors

On May 11, 2026, when the Company’s Registration Statement on Form 10, filed with the SEC on January 16, 2026, as amended by Amendment No. 1, filed with the SEC on April 10, 2026 (the “Form 10”), was declared effective by the SEC, the sole member of the Company’s Board of Directors (the “Board”) consisted of Clement Edward Klank III. Effective as of immediately prior to the Effective Time, Mr. Klank resigned from his position as a director.

As of immediately prior to the commencement of “when-issued” trading of the Company on the New York Stock Exchange on May 27, 2026, the size of the Board was increased to two members, and John P. Sauerland was appointed to the Board and as the chair of the Audit Committee thereof (the “Audit Committee”), in each case until Mr. Sauerland’s successor is duly elected and qualified or until his earlier death, resignation, retirement, disqualification, or removal.

As of immediately prior to the Effective Time, the size of the Board was increased to ten members and each of John A. Smith, R. Brad Martin, Jeffrey A. Davis, Donald E. Frieson, Stephen E. Gorman, Robert A. King, Cindy J. Miller, Amy J. Salcido, and Samantha M. Smith was appointed to the Board, in each case until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal.

The Board is divided into three classes with staggered three-year terms until the fifth annual meeting of the Company’s stockholders following the Spin-Off. At each annual meeting of the Company’s stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election, provided that beginning at the fifth annual meeting of the Company’s stockholders following the Spin-Off, all directors will be elected for one-year terms. The Company’s directors are divided among the three classes as follows:

•	The Class I directors are Ms. Miller and Messrs. Frieson, Sauerland, and Smith, and their terms will expire at the first annual meeting of the Company’s stockholders following the Spin-Off. The terms of the Class I directors elected at the first annual meeting of the Company’s stockholders following the Spin-Off will expire at the fourth annual meeting of the Company’s stockholders following the Spin-Off. The terms of the Class I directors elected at the fourth annual meeting of the Company’s stockholders following the Spin-Off will expire at the fifth annual meeting of the Company’s stockholders.

•	The Class II directors are Mr. Davis and Mses. Salcido and Smith, and their terms will expire at the second annual meeting of the Company’s stockholders following the Spin-Off. The terms of the Class II directors elected at the second annual meeting of the Company’s stockholders following the Distribution Date will expire at the fifth annual meeting of the Company’s stockholders following the Spin-Off.

•	The Class III directors will be Messrs. Gorman, King, and Martin, and their terms will expire at the third annual meeting of the Company’s stockholders following the Spin-Off. The terms of the Class III directors elected at the third annual meeting of the Company’s stockholders following the Distribution Date will expire at the fifth annual meeting of the Company’s stockholders following the Spin-Off.

Biographical information on each member of the Board can be found in the Information Statement under the section entitled “Management––Executive Officers and Directors Following the Spin-Off” which is incorporated herein by reference.

In addition, as of immediately prior to the Effective Time:

•	Mr. Davis and Ms. Salcido were appointed to serve on the Audit Committee of the Board. Mr. Sauerland continues to serve on the Audit Committee as its chair.

•	Ms. Miller and Messrs. Gorman and Sauerland were appointed to serve on the Human Resources and Compensation Committee of the Board, and Ms. Miller was appointed to be its chair.

•	Messrs. Frieson and Davis and Ms. Miller were appointed to serve on the Governance Committee of the Board, and Mr. Frieson was appointed to be its chair. Mr. Frieson also serves as the Lead Independent Director.

•	Messrs. King, Gorman, and Frieson and Mses. Salcido and Smith were appointed to serve on the Risk Oversight Committee of the Board, and Mr. King was appointed to be its chair.

Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member in accordance with the director compensation program described below. Directors who are also employees of the Company will not receive additional compensation for service on the Board. The Human Resources and Compensation Committee of the Board will periodically review and make recommendations to the Board regarding the form and amount of compensation for our non-employee directors.

Annual Retainer:	$110,000
Additional Cash Retainer to Chair of a Committee:	$25,000 for each committee chaired
Annual Equity Grant (Excluding Chairman of the Board):	Restricted stock unit (“RSU”) grant with a grant date value of $175,000
Annual Equity Grant for Chairman of the Board:	RSU grant with a grant date value of $500,000

Non-employee directors of the Company may elect to receive their annual retainer in all cash, all shares, or 50% in cash and 50% in shares. The number of retainer shares issued will be based on the fair market value of the Company’s common stock on the date of issuance, with any fractional amounts paid in cash. The RSUs will be granted pursuant to the terms of the Restricted Stock Unit Agreement for Non-Management Directors (the “RSU Award Agreement”) pursuant to the FedEx Freight 2026 Omnibus Stock Incentive Plan (the “2026 Plan”) and will vest fully on the date of the next annual meeting of the Company’s stockholders (subject to the non-employee director’s continued service as a non-employee director of the Company through such date (with limited exceptions as set forth in the RSU Award Agreement)), and will settle in shares of the Company’s common stock. Non-employee directors appointed to the Board after the annual meeting of the Company’s stockholders will receive a prorated annual retainer, RSU award, and chairperson fee (as applicable). The foregoing description of the RSU Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the RSU Award Agreement, a copy of which is filed as Exhibit 10.7 hereto, and is incorporated herein by reference.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Resignation and Appointment of Executive Officers

On May 11, 2026, when the Form 10 was declared effective by the SEC, the sole executive officer of the Company was Mr. Klank, who served as the Company’s President. Effective as of immediately prior to the Effective Time, Mr. Klank resigned from his position as the Company’s President.

As of immediately prior to the Effective Time, the following individuals were appointed to serve as executive officers of the Company in the positions noted below in each case until such officer’s successor is duly elected and qualified or until such officer’s earlier death, resignation, retirement, disqualification, or removal:

Name	Title
John A. Smith	President and Chief Executive Officer
Clement Edward Klank III	Executive Vice President – Chief Human Resources and Legal Officer
Michael B. Lyons	Executive Vice President – Chief Specialized Services and Commercial Officer
Clinton D. McCoy	Executive Vice President – Chief Operating Officer
Michael Rodgers	Executive Vice President – Chief Technology Officer
Marshall W. Witt	Executive Vice President – Chief Financial Officer

Biographical information on each of the executive officers is more fully described in the Information Statement under the heading “Management––Executive Officers and Directors Following the Spin-Off,” which is incorporated herein by reference. Additionally, Guy M. Erwin II has been named to serve as Senior Vice President – Chief Accounting Officer of the Company beginning on June 1, 2026. Mr. Erwin’s appointment was previously disclosed on the Company’s Current Report on Form 8-K that was filed with the SEC on May 14, 2026.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as executive officers. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act.

Compensatory Arrangements of Certain Officers

On June 1, 2026, the Human Resources and Compensation Committee of the Board approved the following base salaries for each of the Company’s executive officers: John A. Smith, $1,000,000; Clement Edward Klank III, $550,000; Michael B. Lyons, $500,000; Clinton D. McCoy, $550,000; Michael Rodgers, $550,000; and Marshall W. Witt, $585,000. Additional information on material compensatory plans and programs in which the executive officers may participate will be disclosed as approved by the Human Resources and Compensation Committee of the Board.

Further, in connection with the Spin-Off, the Company adopted, and the sole stockholder of the Company approved, the 2026 Plan and the FedEx Freight Employee Stock Purchase Plan (the “ESPP”). Summaries of the 2026 Plan and the ESPP can be found in the Information Statement under the heading “Compensation Discussion and Analysis,” which summaries are incorporated herein by reference. The foregoing descriptions of the 2026 Plan and the ESPP do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the 2026 Plan and ESPP, copies of which are filed as Exhibits 10.8 and 10.9 hereto, respectively, and are incorporated herein by reference.

Further, in connection with the Spin-Off, FedEx Freight, Inc., a wholly owned subsidiary of the Company, adopted a supplemental, non-tax-qualified plan called the FedEx Freight Retirement Parity Pension Plan (the “Parity Plan”), effective as of June 1, 2026. The Parity Plan provides nonqualified deferred compensation to a select group of management, including benefits that would otherwise be denied under the FedEx Freight Employees’ Pension Plan (effective as of June 1, 2026, as amended from time to time) and the FedEx Freight Retirement Savings Plan II (effective as of June 1, 2026, as amended from time to time), as applicable, due to certain limits imposed on such tax-qualified plans under the Internal Revenue Code of 1986 (as amended). Benefits under the Parity Plan are unfunded and are general, unsecured obligations of the Company. The foregoing description of the Parity Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Parity Plan, a copy of which is filed as Exhibit 10.10 hereto, and is incorporated herein by reference.

On June 1, 2026, the Human Resources and Compensation Committee of the Board approved amendments to the Company’s FY25–FY27 long-term incentive plan and FY26–FY28 long-term incentive plan (assumed by the Company in connection with the Spin-Off), which are based on the Company’s current May 31 fiscal-year end (collectively, the “LTI Plans”), to (i) measure actual performance under each LTI Plan through the end of FY26 using the original performance goals of the applicable plan and (ii) assume target performance for the remaining period of each applicable plan, with payouts to be calculated under each LTI Plan using a weighted average of actual performance measured through the end of FY26 and target performance for the remainder of the applicable plan period, as set forth below:

LTI Plan	FY25	FY26	FY27	FY28	Payout Calculation*
FY25-FY27	Actual FY25 Performance	Actual FY26 Performance	Target (100%)	—	67% actual performance; 33% target
FY26-FY28	—	Actual FY26 Performance	Target (100%)	Target (100%)	33% actual performance; 67% target

* Payouts will be made after May 31, 2027 or May 31, 2028, as applicable.

The amendments to the LTI Plans were made in consideration of the impact on the LTI Plans of the Spin-Off and the Fiscal Year Change (as defined below). The amendments to the LTI Plans are effective for all current participants in the LTI Plans who are employees of the Company following the Spin-Off, including the Company’s executive officers. Except as described in this Current Report, no changes to the performance metrics and payout opportunities under the LTI Plans were made.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of 9:30 a.m., Eastern Time, on May 27, 2026, the certificate of incorporation of the Company was amended by the certificate of amendment to the certificate of incorporation of the Company (the “Certificate of Amendment”), which, among other things, (i) created and authorized 500,000,000 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), and (ii) converted the total number of shares of the Common Stock issued and outstanding into a number of validly issued, fully paid, and non-assessable shares of the Common Stock authorized for issuance pursuant to the Certificate of Amendment equal to 149,505,248.

As of 12:01 a.m., Central Time, on June 1, 2026, the certificate of incorporation, as amended by the Certificate of Amendment, was amended and restated in its entirety by an amended and restated certificate of incorporation of the Company (the “Restated Certificate”) and the bylaws of the Company were amended and restated in their entirety by the amended and restated bylaws of the Company (the “Restated Bylaws”). Summaries of the Restated Certificate and the Restated Bylaws can be found in the Information Statement under the heading “Description of Our Capital Stock,” which summaries are incorporated herein by reference.

The foregoing descriptions of the Certificate of Amendment, the Restated Certificate, and the Restated Bylaws do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Certificate of Amendment, the Restated Certificate, and the Restated Bylaws, copies of which are filed as Exhibits 3.1, 3.2, and 3.3 hereto, respectively, and are incorporated herein by reference.

The Board has approved a change in the Company’s fiscal year end from May 31 to December 31, effective as of June 1, 2026 (the “Fiscal Year Change”).

Item 5.05 Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Effective Time, in connection with the Spin-Off, the Board adopted a Code of Conduct for all directors, officers, and employees of the Company, including its principal executive officer and senior financial officers, and Corporate Governance Guidelines. Summaries of the Code of Conduct and the Corporate Governance Guidelines can be found in the Information Statement under the heading “Management––Corporate Governance Guidelines and Code of Conduct,” which summaries are incorporated herein by reference. Copies of the Code of Conduct and the Corporate Governance Guidelines are available on the Company’s Investor Relations website at ir.fedexfreight.com. The information on such website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Spin-Off, the Company paid a cash dividend of approximately $4.1 billion to FedEx prior to the Effective Time (the “Cash Dividend”) from the proceeds of the $3.7 billion senior notes offering completed in February 2026 and borrowings under the Term Loan Facility.

On June 1, 2026, FedEx Freight issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

2.1	Separation and Distribution Agreement, effective as of May 28, 2026, by and between FedEx Corporation and the Company.*

3.1	Certificate of Amendment to the Certificate of Incorporation of the Company.

3.2	Amended and Restated Certificate of Incorporation of the Company.

3.3	Amended and Restated Bylaws of the Company.

10.1	Transition Services Agreement, effective as of May 31, 2026, by and between FedEx Corporation and the Company.*

10.2	Tax Matters Agreement, effective as of May 31, 2026, by and between FedEx Corporation and the Company.*

10.3	Employee Matters Agreement, effective as of May 31, 2026, by and between FedEx Corporation and the Company.*

10.4	Intellectual Property Cross-License Agreement, effective as of May 31, 2026, by and among FedEx Corporation, Federal Express Corporation, FedEx Dataworks, Inc., and FDXF Holding Corporation.*

10.5	Trademark License Agreement, effective as of May 31, 2026, by and between Federal Express Corporation and FDXF Holding Corporation.*

10.6	Stockholder and Registration Rights Agreement, effective as of May 31, 2026, by and between FedEx Corporation and the Company.*

10.7	Form of Restricted Stock Unit Agreement for Non-Management Directors Pursuant to the FedEx Freight Holding Company, Inc. 2026 Omnibus Stock Incentive Plan.

10.8	FedEx Freight Holding Company, Inc. 2026 Omnibus Stock Incentive Plan.

10.9	FedEx Freight Holding Company, Inc. 2026 Employee Stock Purchase Plan.

10.10	FedEx Freight Retirement Parity Pension Plan.

99.1	Press Release of FedEx Freight Holding Company, Inc., dated June 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the SEC.

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding the Company’s business following the Spin-Off, future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such targets, strategies, and statements.

Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the possibility that the Spin-Off will not result in the intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs, in connection with the Spin-Off; uncertainty of the expected financial performance of the Company following the Spin-Off; evolving legal, regulatory, and tax regimes; changes in global economic conditions; actions by third parties, including government agencies; the Company’s ability to successfully implement its business strategy; the Company’s ability to achieve its financial performance goals; and other factors which can be found in the Company’s press releases and filings with the SEC, including the Information Statement. Any forward-looking statement speaks only as of the date on which it is made. Neither the Company nor anyone else undertakes or assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX FREIGHT HOLDING COMPANY, INC.

By:	/s/ C. Edward Klank III
Name: C. Edward Klank III
Title: Executive Vice President – Chief Human Resources and Legal Officer

Date: June 1, 2026